UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2010

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-15683	88-0381646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27F (Changqing Building)
172 Zhongshan Road
Harbin City, China 150040
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 00-86-451-82695957

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

As reported on China Green Material Technologies, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 15, 2010, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Purchasers”) relating to the issuance and sale of up to an aggregate of 5,300,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), in a private placement transaction (the “Private Placement”). On January 25, 2010, the Company closed the Private Placement.  The Company sold an aggregate of 5,051,461 Shares in the Private Placement at a price of $0.90 per Share.  The aggregate gross proceeds received by the Company in the Private Placement was $4,546,320.49 (the “Aggregate Purchase Price”).  A copy of the Securities Purchase Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on January 15, 2010 and is incorporated herein by reference.

Pursuant to the Securities Purchase Agreement, (i) $100,000 of the Aggregate Purchase Price is being held in an escrow account to be issued to investor relations firms designated by a representative of certain of the Purchasers and approved by the Company (the "IR Cash") and (ii) the Company has deposited with the escrow agent warrants to purchase 700,000 shares of common stock of the Company at a price of $0.90 per share with cashless exercise rights and which will be exercisable for a period of one year from the date that such warrants are issued (the "IR Warrants") to investor relations firms designated by a representative of certain of the Purchasers and approved by the Company.  The investor relations firms proposed to receive the IR Cash and the IR Warrants must be designated (subject to Company approval) on or before September 30, 2010. A copy of the form of IR Warrant was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on January 15, 2010 and is incorporated herein by reference. The deposit of the IR Warrants with the escrow agent does not constitute an issuance by the Company of such warrants because the escrow agent will not have the right to release or exercise the IR Warrants until so directed by the Company and a representative of certain of the Purchasers.  The existence of a physical warrant certificate held by the escrow agent reflects only the Company’s obligation to issue such IR Warrants in the future if, and only if, any recipients designated to receive IR Warrants are acceptable to the Company.

Under the Securities Purchase Agreement, the Company has made certain customary representations, warranties and covenants to the Purchasers.  Additionally, under the Securities Purchase Agreement the Company has granted registration rights to the Purchasers whereby the Company has agreed to file, within 45 days of January 25, 2010 (the “Required Filing Date”), a registration statement with the Commission to register the Shares for resale, and to cause such registration statement to become effective by the date of the earlier of the following: (i) 90 days after the Required Filing Date (or 180 days after the Required Filing Date if the registration statement is reviewed by the Commission); or (ii) four trading days after notice to the Company from the Commission that the registration statement may be declared effective. The Company has agreed to maintain the effectiveness of such registration statement until all securities registered thereunder are sold or otherwise can be sold without volume limitations pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without restriction.

 The foregoing summary of the terms of the Securities Purchase Agreement, the IR Cash and the IR Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the form of the IR Warrants, copies of which are incorporated by reference as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

The Company retained Gar Wood Securities, LLC as placement agent in connection with the Private Placement.  Pursuant to the terms of the Agency Agreement, dated as of January 12, 2010, by and among the Company, ARC China, Inc. and Gar Wood Securities, LLC (the “Agency Agreement”), the Company agreed to direct ARC China, Inc. to pay at the closing of the Private Placement a cash commission to Gar Wood Securities, LLC of approximately $45,463.20. A copy of the Agency Agreement is attached hereto and incorporated herein by reference as Exhibit 10.3.

The Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any State in which such offer, solicitation or sale would be unlawful.

Item 3.02.   Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Shares have been offered and sold to accredited investors without registration under the Securities Act or any state securities laws in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

10.1
Securities Purchase Agreement, dated as of January 11, 2010, by and among China Green Material Technologies, Inc. and the purchasers identified on the signature pages thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on January 15, 2010)

	10.2	Form of IR Warrant (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on January 15, 2010)
	10.3	Agency Agreement, dated as of January 12, 2010, by and among China Green Material Technologies, Inc., ARC China, Inc. and Gar Wood Securities, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: January 29, 2010	By:	/s/ Zhonghao Su
Zhonghao Su
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1
Securities Purchase Agreement, dated as of January 11, 2010, by and among China Green Material Technologies, Inc. and the purchasers identified on the signature pages thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on January 15, 2010)

10.2	Form of IR Warrant (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on January 15, 2010)
10.3	Agency Agreement, dated as of January 12, 2010, by and among China Green Material Technologies, Inc., ARC China, Inc. and Gar Wood Securities, LLC